UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 3, 2016
DLH Holdings Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3565 Piedmont Road, NE, Building 3, Suite 700
Atlanta, GA 30305
(Address and zip code of principal executive offices)

(866) 952-1647
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 3, 2016, DLH Holdings Corp. (“DLH”) will host a conference call to present to investors the information described in the presentation materials entitled “DLH Holdings Corp. Acquisition of Danya International” attached to this Current Report as Exhibit 99.2, which is incorporated by reference in this report. A copy of DLH’s presentation materials is also available under the “Presentations” tab on the investor relations page of DLH’s website at http://www.dlhcorp.com/investor-relations.aspx.

This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 8.01 Other Events.

On May 3, 2016, DLH issued a press release announcing that it had entered into a definitive agreement and consummated the acquisition of Danya International and the financing arrangements supporting the transaction. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

All statements in this Current Report on Form 8-K that do not directly and exclusively relate to historical facts constitute “forward-looking statements.” These statements represent DLH’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors many of which are outside the DLH’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in DLH’s Annual Report on Form 10-K for the fiscal year ended September 30, 2015 and any updating information in subsequent SEC filings. DLH disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Exhibit Title or Description

99.1	Press Release of DLH Holdings Corp. issued on May 3, 2016
99.2	Presentation Materials of DLH Holdings Corp. dated May 3, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DLH Holdings Corp.

By: /s/ Kathryn M. JohnBull
Name: Kathryn M. JohnBull
Title: Chief Financial Officer
Date: May 3, 2016

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

99.1	Press Release of DLH Holdings Corp. issued on May 3, 2016
99.2	Presentation Materials of DLH Holdings Corp. dated May 3, 2016